UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685‑4206

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[_] Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[_] Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to section 12(g) of the Act:

Common Stock, par value $0.00001 per share	EXPI	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 ((§240.12b‑2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2020, eXp World Holdings, Inc. (the “Company”, “we”, “us”, “our”, or “eXp”) initiated measures to address future challenges from the coronavirus disease 2019 (“COVID-19”). These measures include cost reduction efforts, including, among other things, a temporary reduction in the base salaries for our named executive officers (“NEOs”).

On April 7, 2020, Glenn Sanford, Chief Executive Officer and Chairman of the Board of the Company, Jason Gesing, Chief Executive Officer, eXp Realty LLC, and Jeff Whiteside, Chief Financial Officer of the Company, informed the Board of Directors of their intentions to voluntarily reduce their annual base salaries by 50% until further notice due to the potential impacts of the COVID-19 pandemic on the Company’s business. The temporary salary reductions are effective immediately. The cash compensation fees for each independent member of the Board of Directors will be reduced by 50% until further notice as well. The Board of Directors approved all temporary changes in director compensation.

Effective April 7, 2020, Alan Goldman stepped down from his position as Chief Accounting Officer of the Company in order to assume an executive role with VirBELA and to lead in the growth and marketability of our innovation and technology division.

Item 8.01.Other Events.

On April 8, 2020,  eXp Realty, LLC, our cloud-based real estate brokerage and wholly-owned subsidiary,  issued a press release announcing preliminary business highlights for the first quarter of 2020 and recent measures by the Company to address challenges from COVID-19. A copy of the Company’s April 8, 2020 press release is attached hereto as Exhibit 99.1.

Item 9.01.Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release, issued April 8, 2020

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: April 8, 2020	/s/ James Bramble
James Bramble
General Counsel